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                                                                    EXHIBIT 99.1


                  SERIES B PREFERRED STOCK CONVERSION AGREEMENT


         This Agreement (the "Agreement"), entered into this 29th day of May 2003, is by and between DIRECTVIEW, INC., a Nevada corporation, with offices at 428 East 790 South, Pleasant Grove, Utah 84062 (hereinafter the "Company"), and CAPITAL HOLDINGS, LLC, a Utah limited liability company, with offices at 6337 South Highland Drive, Suite 130, Salt Lake City, UT 84121 (hereinafter the "Preferred Stockholder").

                                    RECITALS:

         WHEREAS, the Preferred Stockholder is the record and beneficial owner of 10,000 Series B Preferred Shares of the Company; and

         WHEREAS, the Company has entered into an acquisition agreement which requires it to convert the outstanding Series B Preferred Shares into common shares of the Company; and

         WHEREAS, the parties believe that the proposed acquisition would be in the best interests of the Company; and

         WHEREAS, the Preferred Stockholder is willing to accept, and the Company is willing to issue, shares of common stock of the Company to the Preferred Stockholder in exchange for the preferred shares owned by the Preferred Stockholder at the rate set forth in this Agreement;

         NOW, THEREFORE, in consideration of the terms and conditions of this Agreement, the parties hereto agree as follows:

         1. Issuance of Shares. The Company shall, and hereby agrees to, issue to the Preferred Stockholder 18,000,000 shares of common stock of the Company (hereinafter the "Shares") in exchange for the cancellation of the 10,000 Series B Preferred Shares owned by the Preferred Stockholder. Immediately upon execution of this Agreement by the Preferred Stockholder, and the receipt of the stock certificate representing the 10,000 shares of the Series B Preferred Stock duly executed by the Preferred Stockholder, the Company shall instruct the transfer agent for the common stock of the Company to issue to the Preferred Stockholder one or more stock certificates representing the Shares.

         2. Cooperation in Sale of Shares. For a period beginning one year from the date of this Agreement and ending two years following the date of this Agreement, or until all of the Shares are sold by the Preferred Stockholder, whichever shall first occur, the Company shall use its reasonable best efforts to maintain current public information as defined in paragraph (c) of Rule 144 promulgated by the Securities and Exchange Commission. Following the one-year holding period of Rule 144, the Company shall cooperate with the Preferred Stockholder in the resale of the Shares under Rule 144. Such cooperation shall include, but not be limited to, the



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clearing of the Shares, or a portion thereof, from time-to-time by the Company for resale under Rule 144 within two business days of receipt of the standard broker and seller's representation forms and the signed Form 144, provided that the Preferred Stockholder shall have met, or shall agree to meet, the requirements of paragraphs (d), (e), (f), (g), (h), and (i) of Rule 144. In addition, if required, the company shall, at no cost to the Preferred Stockholder, provide an opinion of its counsel to the transfer agent authorizing the sale under Rule 144, provided such requirements of Rule 144 are satisfied by the Preferred Stockholder.

         3. Representations and Warranties of the Company. The Company represents and warrants to the Preferred Stockholder as set forth below. These representations and warranties are made as an inducement for the Preferred Stockholder to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, the Preferred Stockholder would not be parties hereto.

                  a. Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to enter into and perform the transactions contemplated by this Agreement.

                  b. Performance of This Agreement. The execution and performance of this Agreement and the issuance of the Shares contemplated hereby have been authorized by the board of directors of the Company.

                  c. Legality of Shares to be Issued. The Shares to be issued by the Company pursuant to this Agreement, when so issued and delivered, will have been duly and validly authorized and issued by the Company and will be fully paid and nonassessable.

         4. Representations and Warranties of the Preferred Stockholder. The Preferred Stockholder represents and warrants to the Company as set forth below. These representations and warranties are made as an inducement for the Company to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, the Company would not be a party hereto.

                  a. Ownership of Preferred Shares. The Preferred Stockholder is the record and beneficial owner and holder of the 10,000 Series B Preferred Shares of the Company and all such shares are owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to these preferred shares.

                  b. Restricted Securities. The Preferred Stockholder understands that the Shares to be issued to him will not have been registered pursuant to the Securities Act of 1933, or any state securities act, and thus will be restricted securities as defined in Rule 144 promulgated by the Securities and Exchange Commission (the "SEC"). Therefore, under current interpretations and applicable rules, he will probably have to retain such shares for a period of at least one year and at the expiration of such one year period his sales may be confined to


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brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the issuer is current in its filings with the SEC under the Securities Exchange Act of 1934, as amended, or other public disclosure requirements.

                  c. Non-distributive Intent. The Preferred Stockholder acknowledges that the Shares are acquired for his own account and not with the present view towards the distribution thereof and he will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the issuer, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder, and that an appropriate legend will be placed upon each of the certificates representing the Shares, and stop transfer instructions shall be placed with the transfer agent for the securities.

                  d. Evidence of Compliance with Private Offering Exemption. The Preferred Stockholder has such knowledge and experience in business and financial matters that he is capable of evaluating the risks of the prospective investment, and that the financial capacity of the Preferred Stockholder is of such proportion that the total cost of such person's commitment in the Shares would not be material when compared with its total financial capacity.

                  e. Access to Information. The Preferred Stockholder has received and read and is familiar with all of the filings made by the Company with the Securities and Exchange Commission, as well as the documents and financial statements furnished to the Company by Ralston Communications, Inc., the proposed target company for acquisition, and confirms that all such documents, records, and books pertaining to this proposed investment have been made available to him.

                  f. Opportunity to Ask Questions. The Preferred Stockholder has had the opportunity to question and receive answers from representatives of the Company concerning the terms and conditions of the proposed investment and the business of the Company. In addition, the Preferred Stockholder has received all requested additional information and documents.

                  g. Limitations on Transfer of Shares. The Preferred Stockholder acknowledges that it is aware that there are substantial restrictions on the transferability of the Shares. Since the Shares will not be registered under the Securities Act or any applicable state securities laws, the Shares may not be, and the Preferred Stockholder agrees that they shall not be, transferred unless the Shares are registered under the Securities Act and state securities laws, or unless such sale is exempt from such registration under the Securities Act and any other applicable state securities laws or regulations.

         5.       Miscellaneous Provisions

                  a. Default Costs. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of *.


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                  b.       Rights Are Cumulative. The rights and remedies
granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

                  c. Waiver and Amendment. Neither this Agreement nor any provision hereof may be changed, waived, terminated or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, termination or discharge is sought.

                  d. Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service, or by facsimile, or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested, to the party entitled to receive the same, if to the initial parties hereto, to the address first above written, or at such other address or facsimile number as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this Paragraph.

                  e. Governing Law. This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Utah, and any and all actions to enforce the provisions of this Agreement, shall be brought in a court of competent jurisdiction in the State of Utah and in no other place.

                  f. Successors and Assigns. This Agreement shall be binding upon the parties and their successors and assigns and shall inure to the benefit of the other parties and successors and assigns.

                  h. Counterparts. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument.

                  i. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, and preliminary agreements between the parties hereto relating to the subject matter of this Agreement.

                  j. Interpretation of Agreement. This Agreement shall be interpreted and construed as if equally drafted by all parties hereto.

                  k. Survival of Covenants, Etc. All covenants, representations and warranties made herein shall survive the making of this Agreement and shall continue in full force and


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effect for a period of two years from the date of this Agreement, at the end of which period no claim may be made with respect to any such covenant, representation, or warranty unless such claim shall have been asserted in writing to the indemnifying party during such period.

                  l. Partial Invalidity. If any term of this Agreement shall be held to be invalid or unenforceable, such term shall be deemed to be severable and the validity of the other terms of this Agreement shall in no way be affected thereby.

                  m. Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                  n. Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, and neuter.

                  o. Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property interests transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

                  p. Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this document the day and year first above written.

COMPANY:                             DirectView, Inc.


                                     By /s/ Brant Dees
                                        ----------------------------------------
                                           President

PREFERRED STOCKHOLDER:               Capital Holdings, LLC


                                     By /s/ Kip Eardley
                                        ----------------------------------------
                                        Its Managing Member



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